SHORT-TERM DEBT	12 Months Ended
Oct. 31, 2024
Short-Term Debt [Abstract]
SHORT-TERM DEBT	SHORT-TERM DEBT
Credit Facilities

On June 7, 2023, we entered into a new credit agreement with a group of financial institutions which provides for a $1.5 billion five-year unsecured credit facility that will expire on June 7, 2028, and an incremental revolving credit facility in an aggregate amount of up to $750 million. The credit facility replaced the existing credit facility which was terminated on the closing date of the new facility. During the year ended October 31, 2024, we made no borrowings or repayments under these credit facilities. During the year ended October 31, 2023, we borrowed and repaid $360 million under the credit facility. As of both October 31, 2024 and 2023, we had no borrowings outstanding under either the credit facility or the incremental revolving credit facility.

On June 2, 2023, we entered into an Uncommitted Money Market Line Credit agreement with Societe Generale which provides for an aggregate borrowing capacity of $300 million. The credit facility is an uncommitted short-term cash advance facility where each request must be at least $1 million. The interest rate is set by the lender at the time of the borrowing and is fixed for the duration of the advance. During the year ended October 31, 2024, we borrowed and repaid $215 million under this credit facility. During the year ended October 31, 2023, we borrowed and repaid $61 million under this credit facility. As of October 31, 2024 and 2023, we had no borrowings outstanding under the credit facility.

We were in compliance with the covenants for the credit facilities during the year ended October 31, 2024.
Commercial Paper

Under our U.S. commercial paper program, we may issue and sell unsecured, short-term promissory notes in the aggregate principal amount not to exceed $1.5 billion with up to 397-day maturities. At any point in time, the company intends to maintain available commitments under its revolving credit facility in an amount at least equal to the amount of the commercial paper notes outstanding. Amounts available under the program may be borrowed, repaid and re-borrowed from time to time. The proceeds from issuances under the program may be used for general corporate purposes. During the year ended October 31, 2024, we borrowed $1.19 billion and repaid $1.15 billion under our U.S. commercial paper program. During the year ended October 31, 2023, we borrowed $1.67 billion and repaid $1.70 billion under our U.S. commercial paper program.

As of October 31, 2024, we had borrowings of $40 million outstanding under our U.S. commercial paper program and had a weighted average annual interest rate of 4.92 percent. As of October 31, 2023, we had no borrowings outstanding under our U.S. commercial paper program.

Other Loans

In September 2024, we completed the BIOVECTRA acquisition and assumed two interest-free loans from the Strategic Innovation Fund ("SIF") in the amount of $20 million with $2 million recorded at fair value in short-term debt. The loans are repayable in quarterly and yearly installments at a weighted average imputed interest rate of 4.7 percent. In addition, we assumed two interest-free loans with the Atlantic Canada Opportunities Agency (“ACOA”) in the amount of $4 million with $3 million recorded at fair value in short-term debt. The loans are repayable in monthly installments at a weighted average imputed interest rate of 4.5 percent.